                                                                    Exhibit 10.4
                                                CONFIDENTIAL TREATMENT REQUESTED

















                                SUPPLY AGREEMENT

                                     BETWEEN

                         SMITHKLINE BEECHAM CORPORATION

                                       AND

                          CONNECTIVE THERAPEUTICS, INC.

                                       FOR

                                     RIDAURA
                                   (AURANOFIN)

                 FINAL FINISHED PHARMACEUTICALS SUPPLY AGREEMENT



                                   RIDAURA(R)

         This is a Supply Agreement for final finished pharmaceuticals ("Agreement") effective as of January 7, 1997 by and between SmithKline Beecham Pharmaceuticals, a division of SmithKline Beecham Corporation, a Pennsylvania corporation having a place of business at One Franklin Plaza, Philadelphia, PA 19101 ("SB" or "SELLER"), and Connective Therapeutics, Inc., a Delaware corporation having a place of business at 3400 West Bayshore Road, Palo Alto, CA 94303("BUYER");

                                   BACKGROUND

A. The Parties hereto have entered into an Asset Purchase Agreement dated December 2, 1996 ("the Asset Purchase Agreement") and a Transitional Services Agreement, dated as of January 7, 1997 pursuant to which SB is transferring to BUYER certain rights to products known as Ridaura(R) containing auranofin as the sole active ingredient and assets relating thereto, including the FDA-approved New Drug Application for Ridaura ("NDA");

B. SB has manufactured Ridaura and has the appropriate registrations, approvals, facilities and the ability to continue to manufacture products pursuant to the NDA;

C. In connection with Asset Purchase Agreement, BUYER desires to purchase Ridaura from SB in final finished package form as specified in Exhibit A ("Products");

D. SB desires to manufacture and supply Product to BUYER, subject to the terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises and the promises herein, the parties, intending to be legally bound, agree as follows:

                             ARTICLE 1 - DEFINITIONS

         1.1 Affiliate of an entity means, for so long as one of the following relationships is maintained, any corporation or other business entity controlled by, controlling, or under common control with no other entity; with "control" meaning direct or indirect beneficial ownership of more than fifty percent (50%) of the voting stock of such corporation, or more than fifty percent (50%) interest in the decision-making authority of such other unincorporated business entity;

         1.2 Final Finished Pharmaceutical(s) shall mean the Product(s) packaged in final form and ready for sale by BUYER to BUYER's ultimate customer.

         1.3 cGMP shall mean current good manufacturing practices of the FDA, as set forth in 21 C.F.R. Parts 210 and 211 and all applicable rules, regulations, guides and guidances.

         1.4 FDA shall mean the United States Food and Drug Administration or comparable state or local authority.

         1.5 Product(s) shall mean the Final Finished Pharmaceutical(s) listed in EXHIBIT A.

         1.6 SB Quality Assurance Requirements shall mean the requirements set forth in EXHIBIT C.

         1.7 Specifications shall mean the requirements and standards pertaining to the Product as set forth in EXHIBIT A.

         1.8  Price shall mean the prices set forth in EXHIBIT B.

         1.9 Adverse Reactions shall mean the definitions as set forth in EXHIBIT D.

         1.10 Territory shall mean the United States, its possessions and territories, including Puerto Rico, and Canada.

              ARTICLE 2 - ORDERS, PRICING, PAYMENT AND CONFORMANCE

         2.1  Exclusivity and Requirements

              SB shall sell Product exclusively to BUYER for sale in the Territory and shall supply all of BUYER's reasonable requirements of Product in the Territory.

         2.2  Forecasts and Orders

              (a) Orders for Product shall be in full lot sizes, as defined in Exhibit A, or full multiples thereof.

              (b) Simultaneously with the execution of this Agreement for the period remaining in the current calendar year and then by October 1st of each year during the term of this Agreement, BUYER shall provide SB with a 12 month forecast to run from January 1st to December 31st of the next calendar year of BUYER's estimated requirements of the Product, which forecast may be updated every three (3) months. The first three (3) months of each rolling 12-month forecast or updated forecast shall be a binding order against which SB is authorized to manufacture.

              (c) SB agrees to deliver the Product in such quantities and on such delivery dates as are specified in BUYER's forecast. SB agrees to meet BUYER's revised forecasts and orders up to a [*]% increase over the most recent forecasted requirements for the Product for said period.

              BUYER will bear the reasonable out-of-pocket costs incurred by SB in connection with any delay in the shipment of the Product caused by BUYER's rescheduling of shipping dates.

              (d) BUYER is not obligated to buy any specific amount of Product under this Agreement and shall be obligated to purchase only those quantities for which it has submitted a binding order.

              (e) Notwithstanding the foregoing, BUYER agrees to purchase all remaining inventory of lot numbers 3025R79 and 3016R79 of Product in SB's possession (which lots are the same lots identified in Schedule 5.6 of the Asset Purchase Agreement), as of the date one year after the effective date of the Transitional Services Agreement at the price set forth in Exhibit A.

      2.3     Price; Payment; Shipment.

              (a) The price for the Product ordered is set forth in EXHIBIT B, F.O.B. SB manufacturing site, freight collect. Risk of loss in transit shall lie with BUYER. SB may adjust the price annually to account for any reasonable increase in the direct cost of labor and materials, with such increase not to exceed the cumulative percentage increase in the Consumer price Index, as published by the U.S. Department of Labor on a national basis using 1996 as the base year. If any increase exceeds this amount the parties agree to discuss such increases.

              (b) BUYER agrees to pay SB for the Product as set forth above, net thirty (30) days from the receipt of invoice. All payments hereunder shall be made in U.S. Dollars.

      2.4 Acceptance - Within thirty (30) days of receipt of any Product, BUYER shall perform such samplings and tests as it deems appropriate, if any, using validated test methods described in the NDA to determine whether the Product meets the Specifications. If BUYER wishes to reject any shipment, BUYER shall within such thirty (30) days' time, inform SB in writing of its refusal to accept the lot(s), and the reasons therefor. Any Product not timely rejected shall be deemed accepted. In the event that BUYER rejects any shipment, SB, upon confirmation of the reasons for rejection, shall either replace the defective Products or refund the purchase price, as SB may elect. If SB and BUYER do not agree on the rejection of Product, then either party may refer the matter for final analysis to a specialized laboratory of national reputation reasonably acceptable to both parties for the purpose of determining whether the Product meet Specifications. Any determination by such laboratory shall be binding upon both parties.

      2.5 Testing; Certificate of Analysis and Conformance - SB shall provide a certificate of analysis and Conformance ("COA") to BUYER for each shipment of Product.


----------
* Confidential Treatment has been requested for the language which has been omitted. All such omitted material has been filed separately with the SEC.

              ARTICLE 3 - WARRANTIES, COVENANTS AND INDEMNIFICATION

      3.1     General Warranty and Indemnification.

              (a) SB warrants that the Product is and will be manufactured in accordance with cGMPs, and, at the time of delivery of the Product, the Product will be free from defects in materials and workmanship and shall not be adulterated or misbranded within the meaning of the U.S. Federal Food, Drug, and Cosmetic Act, and is not an article which may not, under the Act, be introduced into interstate commerce. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, SB MAKES NO EXPRESS OR IMPLIED WARRANTY AS TO THE MERCHANTABILITY OF THE PRODUCT, OR AS TO ITS FITNESS FOR A PARTICULAR PURPOSE AND DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED. BUYER shall not be entitled to incidental, indirect or consequential damages, including damages from loss of profits, loss of use or loss of goodwill as a result of any breach of warranty by SB.

              (b) In the event that any Product is quarantined or recalled, or is subject to stop-sale action, whether voluntary or by governmental action, it is agreed and understood that any expenses, including reasonable fees of any experts or attorneys that may be utilized by either party, government fines or penalties, related to such recall, quarantine or stop-sale, shall be borne by BUYER unless it is determined that SB has breached its obligations under this Agreement and such breach is the sole basis upon which said recall, quarantine or stop-sale was initiated. Said determination may be made by the governmental agency involved, or by mutual agreement of the parties following examination and review of all records pertinent to the manufacture of the Product subject to such recall.

              (c) SB agrees to defend, indemnify and hold BUYER and its affiliates, directors, employees and agents harmless from and against any claims, liabilities, damages, costs or expenses (including reasonable attorney's fees) resulting from any claims by a third party arising solely out of (i) the fault or negligence of SB; or (ii) any material misrepresentation or breach of warranty of SB contained in this Agreement or in any exhibit or schedule hereto, or in any other statement, certificate or document furnished or to be furnished to BUYER pursuant hereto or in connection with the transactions contemplated hereby; or (iii) any material breach of a covenant or obligation of SB contained in this Agreement; provided however that this indemnity shall exclude indirect, incidental, indirect or consequential damages.

              (d) BUYER agrees to defend, indemnify and hold SB and its affiliates, directors, employees and agents harmless from and against any claims, liabilities, damage, costs or expenses (including reasonable attorney's fees) resulting from any claim except to the extent that SB is otherwise obligated to indemnify BUYER under this Agreement.

              (e) No party against whom a claim of indemnity is made under this Agreement shall be liable unless the party making such claim shall (i) notify the indemnifying party of such claim promptly upon becoming aware of the existence or threatened existence of any such claim giving rise to or which may give rise to a claim of indemnity and (ii) cooperate in the defense of such claim.

      3.2     Manufacture of the Product.

              (a) SB shall manufacture and deliver the Product to BUYER at all times in full compliance with cGMPs and SB Quality Control Requirements. SB shall maintain all records as are necessary and appropriate to demonstrate compliance with cGMPs.

              (b) SB may manufacture the Product(s) at any site now or hereafter identified in the NDA, as amended, including, its facilities at Spring Garden Street, Philadelphia, Pa and Cidra, Puerto Rico.

              (c) Subject to Section 6.6 below, upon SB's request, BUYER agrees cooperate with SB and to use its best efforts to transfer the technology and know-how to manufacture the Product to a third party reasonably acceptable to BUYER and to assign to such third party all rights and obligations under this Agreement, without recourse to SB.

              SB does not guarantee the price that any third party may seek to charge for the product.

              (d) Lonza, the current supplier of bulk active auranofin approved in the NDA, has decided to stop the manufacture of auranofin. Therefore, subject to Section 6.6. below, SB intends, at its expense, to perform the necessary studies to qualify Johnson Matthey as an approved supplier by preparing a supplemental NDA to submit to FDA and then, pursuant to a supply agreement, to obtain bulk active auranofin from Johnson Matthey. BUYER agrees to cooperate with SB to qualify Johnson Matthey as an approved supplier under the NDA. BUYER agrees, to submit to FDA, and diligently pursue approval of, the supplemental NDA, and to assume BUYER's incidental expenses in connection with such filing.

              (e) Subject to Section 6.6 below, if SB desires to transfer the manufacture of Product, SB will cooperate with BUYER in the selection of to a third party manufacturer; and, SB will perform, at SB's expense, all studies required by FDA in connection therewith. SB shall prepare, or have prepared, a supplemental NDA and/ or a drug master file seeking authorization for the transfer. BUYER agrees, to submit to FDA, and diligently pursue approval of, the supplemental NDA, and to assume BUYER's incidental expenses in connection with such filing. BUYER, at its own expense, may also arrange for the manufacture of product by a third party and, in such case, SB will provide reasonable cooperation in any such arrangement.

              (f) BUYER shall have the right, on reasonable advance notice and during normal business hours once per year during the term of this Agreement, to inspect and audit SB's facilities and operations to confirm compliance with the covenants contained in this Agreement.

              (g) SB shall provide all active and inactive raw materials, components, packaging, containers, labeling, release testing, quality control, equipment, labor, and other necessary services and materials, as part of the price for Product.

         3.3  Regulatory Matters.

         (a) BUYER shall maintain the NDA in good standing during the term of this agreement, and SB shall maintain all regulatory and governmental permits, licenses and approvals, such as drug establishment registration and drug master file, that may be necessary to manufacture and ship the Product to BUYER.

         (b) SB shall maintain all regulatory and governmental permits, licenses and approvals that may be necessary to manufacture and ship the Product to BUYER.

         (c) During the term of this Agreement, SB will be responsible for any reporting of matters regarding the manufacture of Product to the FDA in accordance with pertinent laws and regulations. SB shall furnish copies of such reports to BUYER. SB shall also advise BUYER of any occurrences or information which arises out of SB's manufacturing activities which have or could reasonably be expected to have adverse regulatory compliance and/or reporting consequences concerning Product.

         (d) SB shall be responsible for handling and responding to any FDA or other governmental agency inspections with respect to the manufacture of the Product during the term of this Agreement. SB shall provide to BUYER any information reasonably requested by BUYER and all information requested by any governmental agency in connection with any governmental inspection related to the Product.

         (e) Except as otherwise provided herein, SB will obtain the advance written consent of BUYER for changes relating to the manufacturing process of the Product or relating to any of the materials, functions, or controls of the Product.

         (f) In the event SB is inspected by the FDA, or any similar or related state or federal health authority, SB shall promptly notify BUYER of any written alleged violations or deficiencies relating to the manufacturing facility at which Products are manufactured, packaged or stored.

    3.5  Complaints and Recalls

         (a) Product Complaints - Product complaint reports concerning manufacture of Product received by BUYER will be faxed within 2 business days to:

              SmithKline Beecham Pharmaceuticals,
              One Franklin Plaza
              Philadelphia, PA  19101
              Attn: Karen Tannenbaum
              Fax:610-917-4826

         Product complaint reports received by SB will be faxed within 2 business days to:

              Connective Therapeutics, Inc.
              3400 West Bayshore Road
              Palo Alto, CA 94303
              Attn: Richard J. Hammel
              Fax: (415) 843-2899

         (b) SB will promptly investigate all complaints associated with the manufacture of Product and provide a written summary to BUYER. BUYER will investigate all other Product Complaints associated with the Product regarding and provide a written summary to SB. BUYER also will provide a written response on each complaint to each complainant with a copy to SB.

         (c) Recalls - In the event SB should be required to initiate a recall, field alert, Product withdrawal or field correction pursuant to any Product provided under this Agreement, SB shall immediately notify BUYER in writing. In the event that BUYER believes that a recall, field alert, Product withdrawal, or field correction is necessary for Product provided under this Agreement, BUYER shall so notify SB. SB will be responsible for all costs and expenses associated with any recall field alert, Product withdrawal or field correction arising solely from SB's negligence

     3.6 Adverse Reaction Reports BUYER and SB shall observe the procedures and notification requirements with respect to adverse reactions described in the attached EXHIBIT D.

     3.7 Insurance. During the term of this Agreement, SB and BUYER shall maintain their own respective comprehensive general liability, property damage insurance, and product liability insurance with respect to the Product, in such amounts and with such scope of coverage as are adequate to cover the obligations under this Agreement and as are appropriate for companies of like size, taking into account the scope of activities contemplated herein. BUYER shall, at the request of SB, provide SB with proof of such insurance.

                        ARTICLE 4 - TERM AND TERMINATION

     4.1 This Agreement shall have an initial term of five (5) years commencing on the date first set forth above, and, unless terminated as provided in this Agreement

     4.2 Either party may terminate this Agreement by giving sixty (60) days notice to the other party if the other party is in material breach of any term of this Agreement and fails to cure that breach within such sixty (60) day period.

     4.3 This Agreement may be canceled upon thirty (30) days' prior written notice by either party at any time during this Agreement if the other party shall file in any court pursuant to any statute of any government in any country a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the party or of its assets; or if any other party proposes a written agreement of composition for extension of its debts; or if the other party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after filing thereof; or if the other party shall be a party to any dissolution or liquidation, or if the other party shall make a general assignment for the benefit of its creditors; or if the other party is subject to any final order of debarment which can be expected to have a material adverse effect on the sales of the Product.

      4.4 Upon termination, SB will deliver and BUYER shall promptly pay SB for all inventory of Products, raw materials, components and works in progress together with copies of records relating to the NDA and to the manufacture of Product that have not already been provided pursuant to the Asset Purchase Agreement.

                           ARTICLE 5 - CONFIDENTIALITY

      5.1 SB shall use the same efforts to maintain the confidentiality of any proprietary or confidential information regarding the manufacture or sale of the Products as SB uses with respect to its own prescription pharmaceutical products; provided, however, that any such confidential or proprietary information (a) may be used by SB in performing its obligations under the Supply Agreement, (b) may be shared, subject to execution of a confidentiality agreement, with potential third party manufacturers of the Products and (c) may be disclosed, subject to execution of a confidentiality agreement, with potential purchasers of rights outside the Territory to product lines for which auranofin is an active ingredient; provided that no information specific to Purchaser shall be disclosed in such context.

      5.2 SB's obligations hereunder shall not apply to information which: (i) is already in the public domain at the time of disclosure; (ii) becomes part of the public domain through no action or omission of SB after disclosure to the receiving party; (iii) has been or is disclosed to SB in good faith by a third party who was or is not, at the time of disclosure, under any obligation of confidence to BUYER at the time the third party disclosed such information; or
(v) is required to be disclosed by law.

      5.3 This Article 5 shall survive expiration or termination of this Agreement for a period of ten (10) years.

                            ARTICLE 6 - MISCELLANEOUS

      6.1 Corporate Organization and Authority. Each party represents and warrants that it is a company duly organized, validly existing, and in good standing under the laws of the jurisdiction wherein it is organized, and that it has all necessary power and authorization to assume the obligations under this Agreement, and to discharge them pursuant to the terms hereof.

      6.2  Public Announcements.

      The parties hereto agree that no disclosure or public announcement with respect to this Agreement or any of the transactions contemplated by this Agreement shall be made by any party hereto without the prior written consent of SB or Buyer provided, however, that nothing herein contained shall restrict SB or BUYER from making any public announcement of the transactions contemplated by this Agreement to the extent that it, in its sole discretion reasonably exercised, is of the view that such announcement is required or deemed advisable in order to meet its obligations under the securities laws or stock exchange requirements in the United Kingdom or the United States of America; provided further that prior to making such announcement, the party making it shall provide particulars thereof in writing to the other party. Notwithstanding the foregoing, BUYER may disclose this Agreement and the transactions contemplated hereby, to the extent reasonably necessary, in connection with (a) a private placement of securities for the purpose of obtaining the financing necessary to pay the Purchase Price (as defined in the Asset Asset Purchase Agreement) and the fees and expenses related to the Asset Purchase Agreement, the transactions contemplated thereby and such financing, (b) BUYER's filing and disclosure obligations under the Securities Act of 1934, as amended, including the filing of the Asset Purchase Agreement and all exhibits with the Securities and Exchange Commission, and/or (c) any registration of one or more of the Products with any state or Federal agency.

      6.3 Force Majeure. Neither party shall be liable to the other if, and to the extent, that the performance or delay in performance of any of its obligations under this Agreement is prevented, restricted, delayed or interfered with due to circumstances beyond the reasonable control of such party, including, but not limited to, government legislation, fires, floods, explosions, epidemics, accidents, acts of God, wars, riots, strikes, lockouts or other concerted acts of workers and/or acts of government. The party claiming an event of force majeure shall promptly notify the other party in writing, and provide full particulars of the cause or event and the date of first occurrence thereof, as soon as possible after the event and also keep the other party informed of any further developments. The party so affected shall use its best efforts to remove the cause of non-performance, and both the parties shall resume performance hereunder with the utmost dispatch when such cause is removed unless this Agreement is previously expired or terminated under Article 4 hereof.

      6.4 Amendment and Waiver. This Agreement may be amended only by a writing which specifically states that such an amendment is its purpose and which is signed by both parties. No course of dealing between the parties or failure by either party to exercise any right or remedy hereunder shall constitute an amendment to this Agreement or a waiver of any other right or remedy or the later exercise of any right or remedy.

      6.5 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive law of the Commonwealth of Pennsylvania without regard to its rules for conflicts of law.

      6.6 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without first receiving the prior written consent of the other party hereto which consent shall not be unreasonably withheld, except that either party may assign and delegate its rights and duties hereunder without obtaining such consent (i) to any Affiliate or subsidiary of such party, or (ii) to any party or entity which acquires substantially all of the business or assets of such party if such party guarantees the performance of the acquiring party and the acquiring party expressly assumes the assigning party's obligations hereunder.

      6.7 Nature of Agreement. In operating under the Agreement, each party shall act independently and this Agreement shall not be construed as creating any partnership, joint venture or incorporated business entity. Neither party shall have any authority to incur any liability or obligation whatsoever on behalf of the other.

      6.8 Notice. Any notice, direction or other instrument required or permitted to be given to Vendor hereunder shall be in writing and may be given by delivering the same or sending the same by telecommunication addressed to SB as follows:

                          To:       SmithKline Beecham Pharmaceuticals
                                    One Franklin Plaza
                                    Philadelphia, PA 19102
                                    Attn: Francis Molettieri
                                    Fax: 215-751-5509

                          Copy to:  SmithKline Beecham Corporation
                                    One Franklin Plaza
                                    Philadelphia, PA  19102
                                    Attn: General Counsel, U.S.
                                    Fax: 215-751-5355

          Any notice, direction or other instrument required or permitted to be given to BUYER hereunder shall be in writing and may be given by delivering the same or sending the same by telecommunication addressed to BUYER as follows:

                          To:       Connective Therapeutics, Inc.
                                    3400 W. Bayshore Road
                                    Palo Alto, CA  94303
                                    Attn: Chief Executive Officer
                                    Fax:(415) 843-2899

                          Copy to:  Venture Law Group
                                    2800 Sand Hill Road
                                    Menlo Park, CA  94025
                                    Attn: Joshua L. Green
                                    Fax: (415) 233-8386

          Any such notice, direction or other instrument, if delivered, shall be deemed to have been given on the date on which it was delivered and if transmitted by telecommunication shall be deemed to have been given at the opening of business in the office of the addressee on the Business Day next following the transmission thereof.

              Any party hereto may change its address for service from time to time by notice given to the other parties hereto in accordance with the foregoing.

         6.9 Entire Agreement. This Agreement and the agreements and documents referred to herein constitute the entire agreement between the parties pertaining to the subject matter hereof, and supersede, on the effective date hereof, all prior and contemporaneous agreements, representations and understandings of the parties in connection herewith. No agent of either party is authorized to make any representation, promise, or warranty not contained in this Agreement.

          IN WITNESS WHEREOF, the parties hereto have affixed hereunto their authorized signature as follows:

                                 SMITHKLINE BEECHAM
                                  PHARMACEUTICALS,

                                 DIVISION OF SMITHKLINE BEECHAM CORPORATION



                                 By:       /s/ Donald Parman         (signature)
                                    ---------------------------------

                                 Name:     Donald Parman
                                      -------------------------------

                                 Title:    Vice President
                                       ------------------------------


                                 CONNECTIVE THERAPEUTICS, INC.

                                 By:       /s/ Thomas G. Wiggans     (signature)
                                    ---------------------------------

                                 Name:     Thomas G. Wiggans
                                      -------------------------------

                                 Title:    President and CEO
                                       ------------------------------

                                    EXHIBIT A

                                     RIDAURA
                                   (AURANOFIN)


I.   PRODUCT(S) (list each Product)            LOT SIZE

Ridaura              60s                       5,200,000 capsules


II.  SPECIFICATIONS

         DOCUMENT                              DATE OF DOCUMENT

         Product Specifications                6/15/93


         Manufacturing Specifications          1/17/89 (mix)
                                               1/23/89 (filled capsules)


         Packaging Specifications              Packaging Job Order
                                               60s  6/28/94


         Raw Material Specifications           [date to follow]


         Testing Methods and Protocols         [date to follow]


         Packaging Configurations              [date to follow]
         (bottle size, quantity, etc.)



Copies of the above documents have been previously supplied to the BUYER and are not attached hereto.

                                    EXHIBIT B

                       PRICES (FOB SB manufacturing site)
                              RIDAURA, 3MG CAPSULES
                                   (AURANOFIN)

                                     PRICES
                                  (US Dollars)

       (FOB SB Philadelphia, PA and Cidra, Puerto Rico manufacturing site)

PRODUCT                        PACKAGE SIZE               PRICE PER UNIT*
Ridaura, 3mg capsule           60's                       $[**]
















--------
 ** Confidential Treatment has been requested for the language which has been omitted. All such omitted material has been filed separately with the SEC.

                                    EXHIBIT C

                        SB QUALITY ASSURANCE REQUIREMENTS

                                                                      ----------
CHECKLIST                                                              PAGE:  4
                                                                      ----------
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Form                                 APPLICABLE  RESPONSIBLE  RESPONSIBLE
Num.                                                 SB       CONTRACTOR
--------------------------------------------------------------------------------
A.    QUALITY/REGULATORY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A1    ANNUAL REVIEWS (211)
--------------------------------------------------------------------------------
A2    AUDITS
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A3    CERTIFICATES OF ANALYSIS/
      CONFORMANCE  (COA/COC)
--------------------------------------------------------------------------------
A4    COMPUTER SYSTEMS
--------------------------------------------------------------------------------
A5    CUSTOMER COMPLAINTS
--------------------------------------------------------------------------------
A6    DEVIATIONS
--------------------------------------------------------------------------------
A7    DOCUMENTATION
--------------------------------------------------------------------------------
A8    DRUG MASTER FILE (DMF)
--------------------------------------------------------------------------------
A9    FIELD ALERTS/RECALLS
--------------------------------------------------------------------------------
A10   IN-PROCESS CONTROLS
--------------------------------------------------------------------------------
A11   INSPECTIONS/MIL. STD.
--------------------------------------------------------------------------------
A12   LABELING
--------------------------------------------------------------------------------
A13   LABORATORY ANALYSIS
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A14   LABORATORY STANDARDS
--------------------------------------------------------------------------------
A15   LOT NUMBER/EXPIRATION DATING
--------------------------------------------------------------------------------
A16   MATERIAL SEGREGATION
--------------------------------------------------------------------------------
A17   NDA AND ANNUAL REPORT (314)
--------------------------------------------------------------------------------
A18   PROMOTIONAL MATERIALS
--------------------------------------------------------------------------------
A19   REGULATORY AGENCY INSPECTIONS
--------------------------------------------------------------------------------
A20   REJECTED PRODUCT
--------------------------------------------------------------------------------
A21   RELEASE
--------------------------------------------------------------------------------
A22   RESERVE SAMPLES
--------------------------------------------------------------------------------
A23   STABILITY TESTING
--------------------------------------------------------------------------------
A24   TRAINING/QUALIFICATION
--------------------------------------------------------------------------------
A25   GMP STANDARDS
--------------------------------------------------------------------------------
A26   TECHNICAL DOSSIER CONTENTS
--------------------------------------------------------------------------------

                                                                      ----------
CHECKLIST (CONT'D.)                                                    PAGE:  5
                                                                      ----------

--------------------------------------------------------------------------------
A27  CERTIFICATION
--------------------------------------------------------------------------------
A28  WORLDWIDE REGISTRATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Form                          APPLICABLE  RESPONSIBLE  RESPONSIBLE
Num.                                          SB       CONTRACTOR
--------------------------------------------------------------------------------
B     VALIDATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B1    CALIBRATION/PM MANAGER
--------------------------------------------------------------------------------
B2    CLEANING
--------------------------------------------------------------------------------
B3    EQUIPMENT
--------------------------------------------------------------------------------
B4    FACILITY/ENVIRONMENT
--------------------------------------------------------------------------------
B5    PROCESS
--------------------------------------------------------------------------------
B6    REPROCESSING
--------------------------------------------------------------------------------
B7    STERILIZATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
C     MATERIALS MANAGEMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
C1    CONTAINERS
--------------------------------------------------------------------------------
C2    DISPOSAL
--------------------------------------------------------------------------------
C3    ENVIRONMENTAL MONITORS
--------------------------------------------------------------------------------
C4    INVENTORY POLICY
--------------------------------------------------------------------------------
C5    ORDERING
--------------------------------------------------------------------------------
C6    RAW MATERIALS
--------------------------------------------------------------------------------
C7    RECEIVING
--------------------------------------------------------------------------------
C8    SAFETY DATA SHEETS
--------------------------------------------------------------------------------
C9    SHIPPING
--------------------------------------------------------------------------------
C10   SHIPPING LABELS
--------------------------------------------------------------------------------
C11   SUPPLIERS
--------------------------------------------------------------------------------
C12   WAREHOUSING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     -----------
CHECKLIST (CONT'D.)                                                    PAGE:  6
                                                                     -----------

-------------------------------------------------------------------------------
Form                          APPLICABLE  RESPONSIBLE  RESPONSIBLE
Num.                                          SB       CONTRACTOR
-------------------------------------------------------------------------------
D     CHANGE CONTROL
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
E     PACKAGING/LABELING
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
E1    COMPONENT SPECIFICATION
      SHEETS
-------------------------------------------------------------------------------
E2    ELECTRONIC DEVICES
-------------------------------------------------------------------------------
E3    ENVIRONMENTAL MONITORING
      DEVICES
-------------------------------------------------------------------------------
E4    NON PRINTED COMPONENTS
-------------------------------------------------------------------------------
E5    PRINTED COMPONENTS
-------------------------------------------------------------------------------
E6    SAMPLE PROCUREMENT
-------------------------------------------------------------------------------
E7    SPECIFICATIONS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
F     MANAGEMENT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
F1    REPORTS
-------------------------------------------------------------------------------
F2    MANAGEMENT OF THE
      CONTRACTOR /LICENSEE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
H.    EXPORT REQMTS
-------------------------------------------------------------------------------

                                                                      ----------
CONTRACT PROCESS FLOW                                                  PAGE:  7
                                                                      ----------
                                 DRUG SUBSTANCE
--------------------------------------------------------------------------------
                              CONTRACTOR                    LOCATION ADDRESS
                   -------------------------------------------------------------

                   -------------------------------------------------------------
MANUFACTURING
                   -------------------------------------------------------------

                   -------------------------------------------------------------

--------------------------------------------------------------------------------


                                  DRUG PRODUCT
--------------------------------------------------------------------------------
                              CONTRACTOR                    LOCATION ADDRESS
                   -------------------------------------------------------------

                   -------------------------------------------------------------
MANUFACTURING
                   -------------------------------------------------------------

                   -------------------------------------------------------------

--------------------------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------
FILLING
--------------------------------------------------------------------------------